EXHIBIT 10.1


THIS OPTION AND THE UNDERLYING SHARES OF COMMON STOCK ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND NO SALE OR TRANSFER OF THIS OPTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

            Right to Purchase up to 2,000,000 shares of Common Stock
                                      -of-
                               SONIC GARDEN, INC.

                          Common Stock Purchase Option

      SONIC GARDEN, INC., a California corporation whose address is 18 Lansing Street, No. 305, San Francisco, CA 94105 (the "Company") and BEVERLY HOLDINGS, INC. ("Optionor") have been in discussions regarding the acquisition by Optionor of all or substantially all of the Company's assets. Due to Optionor's current limited financial resources, the parties have decided that Optionor may make an initial investment in the Company through the Option represented by this Agreement. The Company and Optionor intend to continue negotiations with respect to an option for the purchase of additional shares of the Company when Optionor has the financial resources to effectuate such a purchase. Accordingly,

     The Company hereby certifies that Optionor or its assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 P.M., California time, on December 31, 2001 (the "Exercise Period"), 2,000,000 fully paid and non-assessable shares of Common Stock of the Company (the "Option Shares"), at a purchase price per share of Fifty Cents (USD$0.50) (such purchase price per share as adjusted from time to time, as herein provided, is hereinafter referred to as the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

     As used herein, the following terms, unless the context otherwise requires, have the following respective meanings:

         (a) The term "Company" shall include SONIC GARDEN, INC. and any corporation or other entity that shall succeed or assume the obligations of the Company hereunder.

         (b) The term "Common Stock" shall mean the Company's Common Stock as authorized on the date hereof.

         (c)  The term "Option" shall mean this Common Stock Purchase Option.

          (d) The term "Option Shares" shall mean the shares of Common Stock issuable upon exercise of this Option.


     1.   Exercise of Options.

       1.1. Full Exercise. This Option may be exercised as to the Option Shares in full by the Holder hereof (without the payment of any further consideration than the aggregate Purchase Price) by surrender of this Option, with the attached form of subscription duly executed by such Holder and payment in the amount of the Purchase Price in form and substance satisfactory to the Company and that the Company has received payment in cash (or in such other form as is authorized and approved in advance by the Board of Directors of the Company, in its sole discretion) for each such Option Share, in aggregate, to the Company at its principal office.

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1.2. Partial Exercise.  This Option may be exercised in part as to the Option
Shares by the Holder hereof (without the payment of any further consideration) by surrender of this Option in the manner and at the place provided in Section

1.1. On any such partial exercise, the Company at its expense will forthwith issue and deliver to the Holder hereof a new Option or Options of like tenor, in the name of the Holder hereof, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such Option or Options may still be exercised.

     2. Delivery of Stock Certificates, etc. on Exercise. As soon as practicable after the exercise of this Option in full or in part, and in any event within 10 days thereafter, the Company at its expense will cause to be issued in the name of and delivered to the Holder hereof, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock. The Company shall issue fractions of shares of Common Stock on the exercise of this Option to the extent required.

     3. Adjustments upon Changes in Capitalization. The total number of shares of Common Stock which may be purchased upon the exercise of this Option shall be appropriately adjusted by the Company:

          (a) for any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock dividend, subdivision, combination, or reclassification of shares or any other change in the corporate structure or shares of the Company; or

          (b) in the event that the Company sells or issues any of its equity securities or any right to acquire such securities at a price less than the Purchase Price contained in this Option during the Option Period. In such case, the Company shall issue the appropriate number of additional shares of its common stock to reflect a Purchase Price equal to the lower Purchase Price.

     4. Representations and Warranties. The Company hereby represents and warrants as follows:

          (a) It is a California corporation duly organized and in good standing in all jurisdictions where it is legally necessary;

          (b) The execution, delivery and performance of this Option, in the time and manner herein specified, will not conflict with, result in a breach of, or constitute a default under any existing agreement, indenture, or other instrument to which the Company is a party or by it may be bound or affected;

          (c) It has full legal authority to enter into this Option and to perform the same in the time and manner contemplated;

         (d) It owns extensive intellectual property and a web infrastructure which enables the Company's consumers to access a multitude of digital music services, including both streaming and downloadable music, copyright compliant online music storage with dashboard accessibility capabilities, and extensive music merchandise, news and artist information;

         (e) It owns approximately $60,000 in computer-related hardware used in conjunction with the aforementioned product offerings;

         (f) It owns the domain names: sonicgarden.com, sonicgardens.com, sonicgardens.net, and hotoliverecords.com;

         (g) It is not a party to any outstanding litigation and is not aware of any threatened litigation.

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     5.   Notices of Record Date.  In the event of

          (a) any taking by the Company of a record of the Holders of any class or securities for the purpose of determining the Holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock or any class or any other securities or property, or to receive any other right, or

          (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

          (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

          (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Common Stock on the exercise of this Option), then and in each such event the Company will mail or cause to be mailed to each Holder of this Option a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the Holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.

     6.   Registration Rights under the Act.

        6.1. Definitions.

          (a) The term "Public Offering" shall mean an underwritten or direct public offering of equity securities of the Company pursuant to an effective registration statement under the Act covering the offer and sale of equity securities of such entity to the public.

          (b) The term "Registrable Securities" shall mean the Common Stock underlying this Option.

          (c) The term "Registration Statement" shall mean any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Option.

        5.2 Piggyback Rights. The Company agrees that if at any time during the Exercise Period it or any successor in interest proposes to file a Registration Statement in connection with a Public Offering of any of its equity securities that may be used for the registration of the Registrable Securities under the Securities Act of 1933, as amended (the "Act") (a "Piggyback Registration Statement"), then the Company shall in each case give prompt written notice (the "Piggyback Notice") of such proposed filing to the Holder


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before the anticipated filing date of such Piggyback Registration Statement, but in no event less than thirty (30) days prior to such filing date, which Piggyback Notice shall offer the Holder the opportunity to include in such Piggyback Registration Statement such number of Registrable Securities as it may request. The Holder shall advise the Company in writing within twenty (20) days after the date of receipt of the Piggyback Notice (which request shall set forth the amount of Registrable Securities for which Registration is requested). The
Company  shall  include  in  any  such  Piggyback  Registration  Statement   all
Registrable Securities so requested to be included.

     7. Reservation of Stock, etc., Issuable on Exercise of this Option. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Option, all shares of Common Stock from time to time issuable on the exercise of this Option.

     8. Replacement of this Option. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Option and, in the case of any such loss, theft or destruction of any Option, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Option, the Company at Holder's expense will execute and deliver, in lieu thereof, a new Option of like tenor.

     9. Option Agent. The Company may, by written notice to the Holder of this Option, appoint an agent for the purpose of issuing Common Stock on the exercise of this Option pursuant to Section 1 hereof and replacing Options pursuant to
Section 7 hereof, or either of the foregoing, and thereafter any such issuance or replacement, as the case may be, shall be made at such office by such agent.
10. Negotiability, etc. This Option is issued upon the following terms, to all of which each Holder or owner hereof by the taking hereof consents and agrees:

          (a) this Option is fully assignable by the Holder without the Company's prior written consent; and

          (b) until the Company receives written notice of any transfer of the Option, the Company may treat the registered Holder hereof as the absolute owner hereof for all purposes.

     11. Notices, etc. All notices and other communications from the Company to the Holder of this Option shall be mailed by first class registered or certified mail, postage prepaid, or Federal Express or any other generally recognized overnight courier at such address as may have been furnished to the Company in writing by such Holder or, until any such Holder furnishes to the Company an address, then to, and at the address of, the last Holder of this Option who has so furnished an address to the Company.

     12. Miscellaneous. This Option and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Option shall be construed and enforced in accordance with and governed by the laws of the State of California. The headings in this Option are for purposes of references only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.
If any arbitration, litigation, action, suit, or other proceeding is instituted to remedy, prevent or obtain relief from a breach of this Option, in relation to a breach of this Option or pertaining to a declaration of rights under this Option, the prevailing party will recover all such party's attorneys' fees incurred in each and every such action, suit or other proceeding, including any and all appeals or petitions therefrom.


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     13.  Restrictive Legends.  The Common Stock issued upon exercise of this
Option shall be subject to a stop-transfer order and the certificate or certificates evidencing any such Common Stock shall bear the following legends:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SHARES CANNOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (A) AN EFFECTIVE REGISTRATION STATEMENT, OR (B) AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO COUNSEL FOR THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.



Dated as of July ___, 2001

                                   SONIC GARDEN, INC.



                                   By:
                                   Title: ________________________________



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                              FORM OF SUBSCRIPTION

                 (To be signed only on exercise of this Option)

                OPTION EXERCISE NOTICE AND SUBSCRIPTION AGREEMENT


Attention:  Corporate Secretary


     1. Exercise of Option. The undersigned ("Purchaser") hereby elects to purchase __________________________ shares (the "Shares") of common stock of Sonic Garden, Inc. (the "Company"), pursuant to the stock option agreement as of July ___, 2001, by and between ___________________ and the Company (the "Option"). All capitalized terms not otherwise defied herein shall have the meanings set forth in the Option.

     2. Representations of Purchaser. Purchaser represents and Options to the Company that:

        (a)  Purchaser has received, read and understands:  (i) the Option; and
        (ii) this Option Exercise Notice and Agreement ("Agreement") and agrees to be bound by the terms and conditions thereof.

        (b) Purchaser has access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition which have been filed with the Securities and Exchange Commission pursuant to Section 13 of the Securities Act of 1934, as amended (the "Exchange Act"), and Purchaser has had the opportunity to ask questions of the Company's representatives concerning such matters and this investment.

        (c) Purchaser is fully aware that investment in the Shares involves risk and that no assurances can be given as to the future performance of the Shares.

        (d) If Purchaser is "directly or indirectly the beneficial owner of more than 10 per cent of the Shares," or an "officer" or "director" of the Company, within the meaning of Section 16 of the Exchange Act, Purchaser recognizes that the Shares purchased hereby may give rise to liability to the Company for short swing profits under Section 16 of the Exchange Act.

        (e) Purchaser is acquiring the Shares for Purchaser's own account and for investment and not with a view to distribution. The Purchaser understands that such Shares may not have been registered under the Securities Act of 1933, as amended (the "Act"), and, accordingly, such Shares may not be sold or transferred in the absence of such registration or exemption therefrom under the Act.

        (f) Purchaser is not purchasing the Shares on the basis of material information that has not been publicly disclosed.

        (g) If Purchaser effects a transfer of any of the Shares purchased hereby which does not comply with applicable law or any of the provisions of this Agreement, Purchaser agrees to indemnify and hold the Company harmless from any loss, liability, claim, damage or expense occasioned thereby, including, without limitation, reasonable attorney's fees and costs of suit.



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        (h)  Purchaser acknowledges and understands that no United States federal or state agency has passed upon or made any recommendation or endorsement of the Shares purchased hereby.

        (i) Purchaser is fully aware of the tax consequences associated with the exercise of the Option and the disposition of the Shares acquired thereby.

     3. Restrictive Legend. Purchaser understands and agrees that if the sale by Purchaser of the Shares is not covered by an effective Registration Statement under the Securities Act the Company may, in its discretion, cause the legend set forth below, or a legend substantially equivalent hereto, to be placed upon any certificate(s) evidencing ownership of the Shares purchased hereby, together with any other legends that may be required by state or federal securities laws:

               THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.

      4. Notice. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified or registered mail, return receipt requested, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

     5. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     6. Entire Document. The Option (including the Registration Terms and Conditions attached thereto) is incorporated herein by reference. This Agreement and the Option constitute the entire agreement of the parties and supersede all prior undertakings, agreements, representations, warranties and understandings with respect to the subject matter hereof.

     7. Headings. The headings contained in this Agreement are for reference only and shall not affect in any way the meaning or interpretation of this Agreement.

     8. Governing Law. This Agreement and all action taken hereunder shall be enforced, governed and construed by and interpreted under the laws of the State of California applicable to contracts made and to be performed wholly within such State without giving effect to the principles of conflict of laws thereof.

     9. Purchase Price; Delivery of Payment; Withholding. The purchase price of the Shares purchased hereunder is $_____, being equal to the number of Shares to be purchased hereunder pursuant to the exercise of the Option described in Paragraph 1 hereof, multiplied by the exercise price as set forth in the Option. Purchaser hereby pays the purchase price of $_____ in full by delivery of $_____ in cash.


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           IN  WITNESS WHEREOF, Purchaser has executed this Agreement this ____
day of _________________, __________.




                         _____________________________________
                         Name:



                         Address:

                         _____________________________________

                         _____________________________________



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